Exhibit 10.14

LaSalle Business Credit, Inc.
                                                                   LASALLE BANKS

135 South LaSalle Street
Chicago, Illinois 60603
(312) 904-8490

                                                               February 28, 2002


The Singing Machine Company, Inc.
6601 Lyons Road
Suite A-7
Coconut Creek, Florida 33073

         Re: Fourth Amendment

Gentlemen:

         The Singing Machine Company, Inc., a Delaware corporation ("Borrower") and LaSalle Business Credit, Inc., a Delaware corporation ("Lender") have entered into that certain Loan and Security Agreement dated April 26, 2001 (the "Security Agreement"). From time to time thereafter, Borrower and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower and Lender now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. The Agreement hereby is amended as follows:

                  (a) Exhibit B to the Agreement is amended and restated as the Second Amended and Restated Exhibit B as Attached hereto and made a part hereof.

         2. This Amendment shall not become effective until fully executed by all parties hereto.

         3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

LaSalle Business Credit, Inc.
The Singing Machine Company, Inc.                 LASALLE BANKS
February 28, 2002
Page 2

                                            LASALLE BUSINESS CREDIT, INC.


                                            By /s/ Casey Orlowski
                                               --------------------------

                                            Title  Vice President
                                                -------------------------

ACKNOWLEDGED AND AGREED TO
this 28th day of February, 2002.

The Singing Machine Company, Inc.

By /s/ John F. Klecha
   -----------------------------
       John F. Klecha

Title President/Secretary

Lyons Corporate Park, LLP                               6601 Lyons Road
                                                            Suite C-1
                                                    Coconut Creek, Florida 33073
--------------------------------------------------------------------------------
                                                      Telephone (954) 428-6600
                                                         Fax (954) 428-6713

DATE: March 12, 2002

Mr. John Klecha
The Singing Machine Co., Inc.
6601 Lyons Road, Suite A-7
Coconut Creek, FL 33073

RE: 6601 Lyons Road, Suite A-5

Dear Mr. Klecha:

Please be advised that notwithstanding anything in the lease to the contrary, Landlord and Tenant agree that there shall be no minimum rent pursuant to the lease for the first month but the Tenant will be responsible for all other items in the lease during this period. If during the Option Period of the Lease, Tenant defaults under the terms of the Lease, and the default is not cured within the time limits specified in the lease, then it is agreed that Tenant will be liable to Landlord for all of the minimum rent, and maintenance, insurance and property taxes not paid by Tenant during the free rental period specified in this letter.

                                           Yours truly,
                                           LYONS CORPORATE PARK, LLLP


                                           /s/ Lee S. Lasser
                                           ------------------------------------
                                           LEE S. LASSER, Trustee, as a General
                                           Partner

                                           /s/ Augustine Ferrera,
                                           ------------------------------------
                                           AUGUSTINE FERRERA, Trustee, as a
                                           General Partner

                                           /s/ Michelle Ferrera
                                           ------------------------------------
                                           MICHELLE FERRERA, Trustee, as a
                                           General Partner

                                           /s/ Michael J. Ferrera
                                           ------------------------------------
                                           Michael J. Ferrera, Trustee, as a
                                           General Partner



THE SINGING MACHINE CO., INC.

By /s/ April J. Green
------------------------------------
APRIL J. GREEN